UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 19, 2016

pSivida Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

480 Pleasant Street Watertown, MA		02472
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 926-5000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 19, 2016, pSivida Corp. (the “Company”) distributed a letter to the Company’s investors email distribution list discussing its recent changes to the Company’s leadership team and its future plans for research, development and commercialization. A copy of the letter is attached as Exhibit 99.1 hereto.

SAFE HARBOR STATEMENTS UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:

Various statements made in the letter are forward-looking, and are inherently subject to risks, uncertainties and potentially inaccurate assumptions. All statements that address activities, events or developments that the Company intends, expects or believes may occur in the future are forward-looking statements. Some of the factors that could cause actual results to differ materially from the anticipated results or other expectations expressed, anticipated or implied in the Company’s forward-looking statements include uncertainties with respect to: the Company’s ability to obtain needed capital; the Company’s ability to achieve profitable operations; potential declines in Retisert royalties; fluctuations in the Company’s operating results; further impairment of the Company’s intangible assets; the Company’s ability to obtain marketing approvals for and successfully commercialize Durasert three-year uveitis for posterior segment uveitis; performance by CROs, vendors and investigators; timing of filing marketing approval applications for Durasert three-year uveitis; acceptability of data to be filed in support of Durasert three-year uveitis marketing applications; maintenance of European orphan designation for Durasert three-year uveitis; potential off-label sales of ILUVIEN for posterior segment uveitis; successful commercialization of, and receipt of revenues from, ILUVIEN for DME; Alimera’s ability to continue as a going concern; the effect of pricing and reimbursement decisions on sales of ILUVIEN for DME; consequences of fluocinolone acetonide side effects; outcome of dispute with Alimera on commercialization expenses; any exercise by Pfizer of its option with respect to the latanoprost product; the Company’s ability to develop Tethadur to successfully deliver large biologic molecules and develop products using it; efficacy and future development of severe OA implant by the Company; the Company’s ability to successfully develop product candidates, initiate and complete clinical trials and receive regulatory approvals; the Company’s ability to market and sell products; the success of current and future license agreements; termination or breach of current license agreements; effects of competition and other developments affecting sales of products; market acceptance of products; effects of guidelines, recommendations and studies; protection of intellectual property and avoiding intellectual property infringement; retention of key personnel; product liability; industry consolidation; compliance with environmental laws; manufacturing risks; risks and costs of international business operations; effects of potential U.K. exit from the EU; legislative or regulatory changes; volatility of stock price; possible dilution; absence of dividends; and other factors described in the Company’s filings with the SEC. You should read and interpret any forward-looking statements in light of these risks. Should known or unknown risks materialize, or should underlying assumptions prove inaccurate, actual results could differ materially from past results and those anticipated, estimated or projected in the forward-looking statements. You should bear this in mind as you consider any forward-looking statements. The Company’s forward-looking statements speak only as of the dates on which they are made. The Company does not undertake any obligation to publicly update or revise its forward-looking statements even if experience or future changes makes it clear that any projected results expressed or implied in such statements will not be realized.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Letter to Stockholders dated December 19, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

pSivida Corp.

Date: December 20, 2016	By:	/s/ Nancy Lurker
	Name:	Nancy Lurker
	Title	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Document

99.1	Letter to Stockholders dated December 19, 2016